EXHIBIT 99.3

Unaudited Pro Forma Combined Balance Sheet as of December 31, 2021

	Troika Media Group	Converge Direct & Affiliates	Transaction Adjustment (See Notes)		Total
Current Assets
Cash and cash equivalents	5,982,245	22,285,380	9,536,386	(1)	37,804,011
Marketable securities	-	1,180,371	-		1,180,371
Accounts receivable, net	989,187	12,335,251	-		13,324,438
Prepaid expenses	232,351	1,756,039	-		1,988,390
Accrued revenue	252,102	2,595,783	-		2,847,885
Other assets - short term portion	64,660	-	-		64,660
	7,520,545	40,152,824	9,536,386		57,209,755
Long-Term Assets
Other Deposits	481,373	520,402	-		1,001,775
Other Assets	147,904	92,228	-		240,132
Operating lease right-of-use assets	6,356,418	5,674,394	-		12,030,812
Due from related parties	-	554,296	-		554,296
Property and equipment, net	374,310	251,047	-		625,357
Intangible assets, net	2,259,061	-	71,000,000	(2)	73,259,061
Goodwill	19,367,834	-	41,528,496	(3)	60,896,330
	28,986,900	7,092,367	112,528,496		148,607,763

TOTAL ASSETS	$36,507,445	$47,245,191	$122,064,882		$205,817,518

Current Liabilities
Accounts payable and accrued expenses	5,683,217	27,147,050	-		32,830,267
Due to related parties	6,821	-	-		6,821
Billings in excess of cost	5,825,989	1,811,716	-		7,637,705
Note payable -related party (ST)	150,000	-	-		150,000
Operating lease liabilities - short-term portion	3,108,771	610,447	-		3,719,218
Bank loan net of discount (ST)	-	-	1,460,862	(4)	1,460,862
Convertible Notes Payable	50,000	-	-		50,000
Derivative liabilities	779	-	-		779
Taxes Payable	58,242	77,066	-		135,308
Stimulus loan program - short term portion	19,332	-	-		19,332
Other short-term liabilities	796,957	-	-		796,957
	15,700,108	29,646,279	1,460,862		46,807,249

Other Liabilities
Stimulus loan program - long term portion	417,850	-	-		417,850
Rental deposits - long term portion	119,158	-	-		119,158
Preferred Stock Liability	-	-	15,997,537	(5)	15,997,537
Warrant liability	-	-	30,840,050	(6)	30,840,050
Bank loan net of discount (LT)	-	-	65,823,518	(4)	65,823,518
Acquisition liability	-	-	5,000,000	(7)	5,000,000
Corporate Tax - Liability/(Asset)	53,191	-	-		53,191
Operating lease liabilities - long-term portion	5,341,104	5,666,827	-		11,007,931
Liabilities of discontinued operations - long term portion	106,515	-	-		106,515
Other long-term liabilities	156,662	-	-		156,662
	6,194,480	5,666,827	117,661,105		129,522,412

TOTAL LIABILITIES	$21,894,588	$35,313,106	$119,121,967		$176,329,661

Stockholder's Equity
Preferred Stock	7,200	-	5,000	(8)	12,200
Common Stock	43,660	-	12,500	(9)	56,160
Additional Paid-in-Capital	208,087,892	-	14,857,500	(10)	222,945,392
Other Comprehensive Loss	(385,679)	-	-		(385,679)
Members Interest	-	11,932,085	(11,932,085)	(11)	-
Retained Earnings	(193,140,216)	-	-		(193,140,216)
TOTAL EQUITY	14,612,857	11,932,085	2,942,915		29,487,857

TOTAL LIABILITIES & EQUITY	$36,507,445	$47,245,191	$122,064,882		$205,817,518

F-1

Adjustments to the Unaudited Pro Forma Combined Balance Sheet as of December 31, 2021

1.

Reflects the estimated net cash received from the proceeds from the Company’s March 21, 2022 private placement with institutional investors (the “PIPE”) and $75,000,000 debt financing with Blue Torch Capital (the “Debt Offering”).

2.

Reflects the estimated fair value of the identifiable intangible assets acquired as assessed by a third party valuation.  This represents the preliminary purchase price allocation, is not final, and subject to change.

3.	Reflects the preliminary purchase price allocation of the acquisition less the assessed intangibles. This is preliminary, not final, and subject to change.

4.	Represents the short-term and long-term balance of the Debt Offering relating to the acquisition net of Debt Offering costs.

5.	Represents the net proceeds from the PIPE less the fair market value of the associated warrants issued on the date of the acquisition.

6.	Represents the fair market value of the warrants associated with the PIPE on March 31, 2022.

7.	Reflects the balance due to the owners of Converge due 12 months after the date of the acquisition contingent on the Company satisfying its loan covenants.

8.	Reflects the par value of the 500,000 Series E Preferred Stock at $0.01 par value issued relating to the PIPE.

9.	Reflects the par value of the 12,500,000 shares of common stock at $0.001 par value issued to the owners of Converge relating to the acquisition.

10.	Reflects the impact of the issuance of 12,500,000 shares of common stock to Additional Paid-in-Capital relating to the acquisition of Converge.

11.	Reflects the elimination of Converge’s Members’ Interests during consolidation.

F-2

Unaudited Pro Forma Consolidated Statements of Operations for the fiscal year ended June 30, 2021

	Troika Media Group	Converge Direct & Affiliates	Transaction Adjustment (See Notes)		Total

Revenues	$16,192,297	$254,365,501	$-		$270,557,798
Cost of revenues	(7,504,072)	(224,527,173)	-		(232,031,245)
Gross profit	8,688,225	29,838,328	-		38,526,553

Operating expenses:
Selling, general and administrative expenses	(24,040,195)	(14,128,598)	-		(38,168,793)
Professional fees	(1,332,188)	(3,294,901)	-		(4,627,089)
Depreciation expense	(130,721)	(122,208)	-		(252,929)
Amortization expense of intangibles	(2,168,333)	-	(8,150,000	)(1)	(10,318,333)
Total operating expenses	(27,671,437)	(17,545,707)	(8,150,000)		(53,367,144)

Income from operations	(18,983,212)	12,292,621	(8,150,000)		(14,840,591)

Other income (expense):
Income from government grants	3,139,538	-	-		3,139,538
Amortization expense of note payable discount	(410,019)	-	-		(410,019)
Interest expense	(7,104)	-	(7,214,556	)(2)	(7,221,660)
Foreign exchange gain/loss	(47,825)	-	-		(47,825)
Profit/Loss on early termination of lease	1,829	-	-		1,829
Gain/loss on derivative liabilities	71,693	-	-		71,693
Other income	451,961	154	-		452,115
Dividend income	-	82,498	-		82,498
Interest income	-	67,892	-		67,892
Realized gain (loss) from investments	-	1,398,110	-		1,398,110
Total other income (expense)	3,200,073	1,548,654	(7,214,556)		(2,465,829)

Net Income before income tax	(15,783,139)	13,841,275	(15,364,556)		(17,306,420)
Provision for income tax	(216,210)	(181)	-		(216,391)
Net Income	$(15,999,349)	$13,841,094	$(15,364,556)		$(17,522,811)

Earnings Per Share
Weighted Average Basic	15,544,032		12,500,000	(3)	28,044,032

Earnings (loss) per share	$(1.03)				$(0.62)

Adjustments to the Unaudited Pro Forma Consolidated Statements of Operations for the fiscal year ended June 30, 2021

1.

Reflects the anticipated amortization expense of the estimated fair value of the identifiable intangible assets acquired in the Converge acquisition. This is based on the preliminary purchase price allocation, is not final, and subject to change.

2.	Represents the anticipated interest expense of the Blue Torch Debt Offering and amortization of such Debt Offering costs.

3.	Represents the common stock issued to the owners of Converge relating to the acquisition.

F-3

Unaudited Pro Forma Consolidated Statements of Operations for the six-month period ended December 31, 2021

	Troika Media Group	Converge Direct & Affiliates	Transaction Adjustment (See Notes)		Total

Revenues	$15,342,672	$129,971,193	$-		$145,313,865
Cost of revenues	(8,420,151)	(115,479,999)	-		(123,900,150)
Gross profit	6,922,521	14,491,194	-		21,413,715

Operating expenses:
Selling, general and administrative expenses	(13,228,983)	(7,587,248)			(20,816,231)
Professional fees	(867,693)	(2,153,132)	-		(3,020,825)
Depreciation expense	(58,458)	(61,104)	-		(119,562)
Amortization expense of intangibles	(343,500)	-	(4,075,000	)(1)	(4,418,500)
Total operating expenses	(14,498,634)	(9,801,484)	(4,075,000)		(28,375,118)

Income from operations	$(7,576,113)	$4,689,710	(4,075,000)		$(6,961,403)

Other income (expense):
Income from government grants	262,458	-	-		262,458
Interest expense	(47,371)	-	(3,653,230	)(2)	(3,700,601)
Foreign exchange gain/loss	(25,971)	-	-		(25,971)
Profit/Loss on early termination of lease	(2,100)	-	-		(2,100)
Gain/loss on derivative liabilities	12,477	-	-		12,477
Other income	147,490	-	-		147,490
Dividend income	-	33,101	-		33,101
Interest income	-	34,019	-		34,019
Income from legal settlement	1,037,853	-	-		1,037,853
Realized gain (loss) from investments	-	598,427	-		598,427
Total other income (expense)	1,384,836	665,547	(3,653,230)		(1,602,847)

Net Income before income tax	(6,191,277)	5,355,257	(7,728,230)		(8,564,250)
Provision for income tax	(57,179)	(107)	-		(57,286)
Net Income	$(6,248,456)	$5,355,150	(7,728,230)		$(8,621,536)
Earnings Per Share
Weighted Average Basic	42,517,201		12,500,000	(3)	55,017,201

Earnings (loss) per share	$(0.15)				$(0.16)

Adjustments to the Unaudited Pro Forma Consolidated Statements of Operations for the six-month period ended December 31, 2021

1.

Reflects the anticipated amortization expense of the estimated fair value of the identifiable intangible assets acquired in the Converge acquisition.   This is based on the preliminary purchase price allocation, is not final, and subject to change.

2.	Represents the anticipated interest expense of the Blue Torch Debt Offering and amortization of such Debt Offering costs.
3.	Represents the common stock issued to the owners of Converge relating to the acquisition.

F-4